SIDE LETTER TO MANAGEMENT AGREEMENT
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                             WITH OPTION TO PURCHASE
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                        (AL I - Emeritrust 25 Facilities)

     This Side Letter to Management Agreement with Option to Purchase, as amended (this "Side Letter") is effective as of the 30th day of June, 2003 by and among Emeritus Management LLC, a Washington limited liability company ("Emeritus Management"), Emeritus Management I LP, a Washington limited partnership ("Texas Manager;" together with Emeritus Management referred to herein as "Manager"), Emeritus Corporation, a Washington Corporation ("Emeritus), AL Investors LLC, a Delaware limited liability company ("AL Investors"), for itself and as sole managing member or sole managing member of the general partner of .each of the Facility Entities set forth on Exhibit A to the Management Agreement (as hereinafter defined).

Recitals

     NOW, THEREFORE, in consideration of Ten and No/100 Dollars, the agreements contained herein, the termination by Emeritus of its options to purchase the Facilities as set forth in the Management Agreements, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:
     1.  Defined  Terms.All  terms capitalized herein but not defined shall have
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the  meanings  given  them  in  the  Management  Agreement.

     2.  Section 8.3.With respect to Section 8.3 of the Management Agreement, it
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is  agreed  that  Owners  shall  not  look  to Emeritus for the Emeritus Deficit
Contribution referred to therein which accrues or arises during the period from July 1, 2003 to January 2, 2004.

     3.     Indemnity  by  Owners.     Owners hereby agree to indemnify, defend,
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and  hold  harmless  Emeritus  from  any  obligation Emeritus may have to Senior
Lender to fund the Emeritus Deficit Contribution which arises or accrues during the period of July 1, 2003 to January 2, 2004.

     4.     Understandinqs  and  Aqreements.This Side Letter,  together with the
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Management  Agreement,  constitutes  all  of  the  understandings and agreements between the parties with respect to the management of the Facilities. This Side Letter shall not affect the rights of Senior Lender as successor to the Owners under the Collateral Assignment of Management Agreement dated December 30, 1998 and amended.

     5.  Headinqs.The headings contained herein are for convenience of reference
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only  and  are  not intended to define, limit or describe the scope or intent of any  provision  of  this  Agreement.

     6.  Applicable  Law.This Side Letter shall be construed and interpreted and
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be  governed  by  the  laws  of  the  State  of  Washington.

     7.  Counterparts.This  Agreement  may  be executed in counterparts and such
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counterparts  shall  constitute  one  and  the  same  agreement.



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     IN  WITNESS  WHEREOF,  the  parties  have  executed and delivered this Side
Letter  as  of  the  date  and  year  first  above  written.

EMERITUS  MANAGEMENT

EMERITUS  MANAGEMENT  LLC,  a  Washington  limited  liability  company

By:  Emeritus  Corporation,
a  Washington  corporation

By:  /s/  William  M.  Shorten
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Name:  William  M.  Shorten
Title:  Director  of  Real  Estate  Finance

EMERITUS  MANAGEMENT  I  LP

EMERITUS  MANAGEMENT  I  LP,  a  Washington  limited  partnership

By:  EM  I,  LLC,  a  Washington  limited  liability  company

By:  Emeritus  Corporation,  a  Washington  corporation

By:  /s/  William  M.  Shorten
Name:  William  M.  Shorten
Title:  Director  of  Real  Estate  Finance

EMERITUS

EMERITUS  CORPORATION,  a  Washington  corporation

By:  /s/  William  M.  Shorten
Name:  William  M.  Shorten
Title:  Director  of  Real  Estate  Finance



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AL  INVESTORS

AL INVESTORS LLC, a Delaware limited liability company, for itself and as sole managing member on behalf of each of the Owners, or in the case where the Owner is a limited partnership, as sole managing member on behalf of the general partner thereof
By:  /s/  B.  Thorn
Name:  B.  Thorn
Title:  Authorized  Representative

The undersigned has executed this Side Letter for the sole purpose of consenting to the foregoing Amendment but shall have no liability under Section 3.

Senior  Housing  Partners  I,  L.P.,  a  Delaware  limited  partnership

By:

Name